Exhibit 10.13
PIPELINE EASEMENT AGREEMENT

This Pipeline Easement Agreement (this “Agreement”) is executed by and among SEMGROUP ENERGY PARTNERS, L.L.C., a Delaware Limited Liability Company ("SGLP"), and SEMGROUP CRUDE STORAGE, L.L.C., a Delaware limited liability Company ("SGCS") (collectively referred to herein as "Grantor"), and WHITE CLIFFS PIPELINE, L.L.C., a Delaware limited liability company ("Grantee");

WHEREAS, SGLP is the owner of record of certain real property located in Payne County, State of Oklahoma, described more fully in Exhibit B attached hereto (the "SGLP Property"); and

WHEREAS, SGCS is the owner of record of certain real property located in Payne County, State of Oklahoma, described more fully in Exhibit C attached hereto (the "SGCS Property"); and

WHEREAS, SemCrude, L.P., SemGroup, L.P., SemMaterials, L.P. and SemManagement, L.L.C. and SemGroup Energy Partners, L.P., SGLP, SemGroup Crude Storage, L.L.C., SemPipe G.P., L.L.C., SemPipe, L.P., SemMaterials Energy Partners, L.L.C. and SGLP Asphalt, L.L.C. have entered into a Master Agreement, dated as of the date hereof (the “Master Agreement”);

NOW, THEREFORE, for and in consideration of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SGLP and SGCS do hereby grant, bargain, sell and convey unto Grantee the following non-exclusive easements over and across their respective properties and premises situated in Payne County, Oklahoma, more particularly described on Exhibit A, pages 1 through 4 attached hereto:

A permanent easement approximately twenty (20) feet in width more particularly described on Exhibit A", pages 1 – 3, to construct, install, test, maintain, inspect, operate, protect, and repair a crude oil pipeline upon and along a route or routes on, in, over, under, through and across the SGLP Property and the SGCS Property located in Payne County, Oklahoma (the "Permanent Easement"); and

A permanent easement approximately sixty-five (65) feet square more particularly described on Exhibit "A", page 4,  to construct, install, test, maintain, inspect, operate, protect and repair a surface facility (the “Surface Facility Easement”); and

Together with the reasonable right of ingress and egress to, from and along the Permanent Easement and the Surface Facility Easement and the right to use gates and existing roads for the aforesaid purposes, such rights of ingress and egress over the SGLP Property and the SGCS Property being referred to herein as the "Access Easement"; and

A temporary work space easement from time to time as reasonably necessary of sixty (60) feet in width with such temporary work space easement being twenty (20) feet on either side of the Permanent Easement described on Exhibit "A" hereof (the "Work Space Easement") (the Permanent Easement, the Surface Facility Easement, the Access Easement and the Work Space Easement, collectively referred to herein as the "Easement Rights Area");

for the use of Grantee for its pipeline and related facilities, over, through and upon the same.

For the consideration above recited and the mutual covenants and conditions herein contained, the parties further agree as follows:

1.
Grantor and its successors and assigns shall have the right to use and fully enjoy the Easement Rights Area, subject to the easements hereby granted; provided, however, that Grantor agrees that it will not construct nor permit to be constructed any lakes, ponds or buildings upon or over the Easement Rights Area without the written consent of Grantee, which consent shall not be unreasonably withheld.

2.	Grantee agrees as follows:

A.
All uses of the Grantor’s property are made at the risk of the Grantee.  Grantee shall comply with work safety rules, regulations, instructions and scheduling concerning the use of the Grantor’s property.  Any construction hereunder shall be done at the sole risk of the Grantee, and not at the Grantor’s risk.  Grantee shall keep and maintain the improvements of Grantee in good condition and repair, and shall make all repairs, replacements and renewals, foreseen and unforeseen, ordinary or extraordinary, in order to maintain the same in such state of condition and repair.

B.
Grantee shall operate and maintain its improvements located on the Easement Rights Area, without undue interference with the operations of the Grantor, or its tenants, licensees, guests, or invitees.  Grantee shall, at its sole cost and expense, promptly repair and restore any and all damage to the property of Grantor, including, without limitation, damage to any improvements located on such property, caused by the exercise of such easement rights by Grantor.  If such repair and/or restoration is not carried out within a reasonable period after the date such damage is caused, the Grantor shall have the right to cause such repair and/or restoration to be made, and the Grantee shall, upon written demand therefor by Grantor, reimburse Grantor for all of its fees, costs and expenses (including, without limitation, reasonable attorneys’ fees and court costs) incurred in making or related to such repair and/or restoration.

C.
Grantee shall cause its operations and construction hereunder and the use of the Easement Rights Area to be in compliance with all applicable laws, statutes, regulations, rules, zoning laws, environmental laws, health and safety laws, and any other federal, state or local codes and ordinances applicable to the party, its business, operations, improvements and equipment, and the property affected thereby.  Grantee shall conduct its operations on the Easement Rights Area in a good and workmanlike manner, exercising reasonable skill, care and diligence in performing the same, consistent in all material respects with prudent industry practices.

D.           In the event Grantee is in default of its obligations hereunder, Grantor shall notify Grantee in writing thereof, providing reasonable detail of such default for proper identification, and the Grantee shall have thirty days to cure such default; provided, that if the Grantee shall commence to cure such default within twenty days of receipt of such notice, and shall proceed to cure such default with due diligence, the Grantee shall have a period of up to ninety days to complete such cure.  Notwithstanding the foregoing, if any operation of Grantee constitutes a present danger to life or property, Grantee shall immediately cause the cure of such condition, including as necessary termination of operation of the improvements located on the Easement Rights Area causing such condition, until the condition is resolved.  Grantor shall be entitled to receive injunctive or similar relief to enjoin any default.  Grantee grants to the Grantor the right to enforce the grants of easement rights herein by specific performance.  Any partial release of any easement rights granted herein shall not affect any other easement rights granted herein.

E.           Grantee shall keep in effect, at their respective sole cost and expenses, reasonably satisfactory comprehensive general liability insurance covering the easement rights granted hereunder with maximum limits of liability of not less than $1,000,000 for bodily injury of death to one person, or to any group of persons as a result of one accident, and $1,000,000 for property damage.  Grantee shall name the Grantor as an additional insured and furnish such other party with certificates of current policies, and upon expiration thereof, renewal certificates, evidencing such insurance.

F.           Grantor shall pay all real estate taxes and assessments that shall be due and payable on the Easement Rights Area prior to delinquency.

G.           Nothing contained herein shall be construed or deemed to constitute a dedication, express or implied, of any real property to or for any public use or purpose whatsoever.

3.
No Representation.  THE EASEMENTS AND RIGHTS GRANTED HEREIN ARE BEING GRANTED IN THEIR CURRENT CONDITION, “AS-IS, WHERE-IS AND WITH ALL FAULTS” AND EXCEPT AS MAY BE SPECIFICALLY SET FORTH IN THE MASTER AGREEMENT, WITHOUT REPRESENTATION OR WARRANTY OR INDEMNIFICATION OF ANY KIND, EXPRESS OR IMPLIED, EACH AND ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED BY THE GRANTOR, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO QUALITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE.

4.
Testing.  GRANTEE MUST OBTAIN THE GRANTOR’S PRIOR APPROVAL FOR THE PERFORMANCE OF ANY INVASIVE OR INTRUSIVE SOIL, GEOLOGICAL, GEOTHERMAL OR OTHER PHYSICAL TESTING OF ANY KIND, INCLUDING WITHOUT LIMITATION ENVIRONMENTAL TESTING, RECOMMENDED BY GRANTEE’S ENGINEERS OR REQUIRED BY GRANTEE’S MORTGAGEES.  ANY REQUEST BY GRANTEE TO PERFORM INVASIVE TESTING AT THE EASEMENT RIGHTS AREA MUST BE ACCOMPANIED BY A SUMMARY OF THE PROPOSED SCOPE OF WORK OR THE ENGINEER’S PROPOSAL.  GRANTEE SHALL NOT INTERFERE UNREASONABLY WITH THE OPERATION OF THE FACILITIES LOCATED ON THE GRANTOR’S PROPERTY THAT IS SUBJECT TO ITS INSPECTION OR TESTING AND SHALL COORDINATE ALL OF ITS ACTIVITIES AND THOSE OF ITS ENGINEERS, REPRESENTATIVES, CONSULTANTS AND AGENTS WITH THE GRANTOR TO MINIMIZE POSSIBLE INTERFERENCE WITH SUCH FACILITIES OR THEIR OPERATION.  GRANTEE SHALL PROMPTLY RESTORE ANY AREA OF THE GRANTOR’S PROPERTY THAT IS DISTURBED IN THE COURSE OF GRANTEE’S TESTING OR USE TO THE CONDITIONS EXISTING PRIOR TO ANY TESTS CONDUCTED BY GRANTEE OR TO THE CONDITIONS EXISTING PRIOR TO ANY USE MADE BY GRANTEE.

5.
INDEMNIFICATION.  GRANTEE AGREES TO INDEMNIFY, DEFEND, AND HOLD GRANTOR HARMLESS FROM AND AGAINST ANY CLAIM MADE AGAINST GRANTOR AND/OR GRANTOR’S REPRESENTATIVES FOR ANY LOSS OR DAMAGE INCLUDING PROPERTY DAMAGE AND DEATH OR BODILY INJURY, SUFFERED BY GRANTOR OR ANY OF ITS REPRESENTATIVES AS A RESULT OF GRANTEE’S INSPECTIONS, SAMPLING OR TESTING AND GRANTEE’S USE OF THE EASEMENTS GRANTED TO IT HEREIN.  THE FOREGOING INDEMNIFICATION OBLIGATIONS SHALL SURVIVE ANY SALE OF PROPERTY BY EITHER PARTY AND SHALL SURVIVE ANY EXPIRATION OR TERMINATION OF ANY OF THE EASEMENT RIGHTS GRANTED HEREUNDER FOR ACTIONS ACCRUING DURING THE TERM HEREOF.

6.
WAIVER OF LIABILITY.  EXCEPT FOR THE GRANTEE’S INDEMNIFICATION OBLIGATIONS WITH RESPECT TO CLAIMS OF THIRD PARTIES, THE PARTIES’ LIABILITY FOR DAMAGES HEREUNDER IS LIMITED TO DIRECT, ACTUAL DAMAGES ONLY, AND NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, OR SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, IN TORT, CONTRACT OR OTHERWISE, OF ANY KIND, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE PERFORMANCE, THE SUSPENSION OF PERFORMANCE, THE FAILURE TO PERFORM, OR THE TERMINATION OF THIS AGREEMENT.

7.
Termination.  Grantee may terminate and abandon any of its easement rights granted hereunder, by written notice to Grantor, and such termination and abandonment shall be irrevocable and effective as of the date set forth in such notice.  Grantee shall have removed its improvements from the Easement Rights Areas prior to such termination and shall repair and restore the land disturbed by such removal.  If the Grantee has not removed its improvements on or prior to the effective date of such termination, such improvements shall become the property of the Grantor, and Grantee shall have no further right in or to such improvements.  In addition, if any or all of any easement granted to Grantee are taken by condemnation, then such easement shall terminate at the time of such taking, and such Grantee shall be entitled to the portion of the condemnation award as shall be mutually determined between the Grantor and Grantee, or as determined by final non-appealable order of an appropriate court having jurisdiction thereof.

8.
Cooperation in Operations.  The parties agree to cooperate in good faith with each other in negotiating a possible relocation of any easement right granted hereunder and the associated improvements in order to accommodate the reasonable development of the business and property of the other; provided, however, that the Grantee shall not be required to release any easement rights in such negotiations, and in the relocation of such easement rights, the cost of such relocation shall be borne by Grantor, and such relocation shall not place any greater burden on the Grantee in the development and use of its easement rights than the burden Grantee would incur if Grantee were to develop and use its easement rights hereunder in their present location.

9.
Permanent Covenants Running with Land.  Subject to the provisions of Section 7 hereof, all of the easements and rights hereby granted, the restrictions and obligations hereby imposed, and the agreements herein contained shall be permanent, perpetual easements, rights, restrictions, obligations and agreements and shall be covenants running with the land and shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, successors, and assigns, the land affected hereby and the future owners thereof.

10.	Covenant Against Liens.

A.           Subject to the provisions of Section 10.B, Grantee hereby covenants and agrees that it will not cause or permit any lien (including, without limitation, the filing of any mechanic’s lien) to be filed or asserted against the property of the Grantor as a result of any act or omission of Grantee.  In the event any such lien or notice of lien is filed, Grantee shall, within twenty (20) days of receipt of notice from Grantor of the filing of the lien, contest such lien as permitted by law if such contest is sufficient alone to prevent the lien from maturing, or contest said lien as permitted by law and bond or insure over said lien, or fully discharge the lien by settling the claim which resulted in the lien or by bonding or insuring over the lien in the manner prescribed by applicable law.  If Grantee fails to so contest and/or discharge the lien, then, in addition to any other right or remedy of Grantor, Grantor may bond or insure over the lien or otherwise discharge the lien.  Grantee shall reimburse Grantor any amount paid by Grantor to bond or insure over the lien or discharge the lien, including without limitation reasonable attorneys’ fees, within fifteen (15) days of receipt of invoice therefor.  Any rights and obligations created under or by this Section shall survive termination or expiration of this Agreement.

B.           Notwithstanding the provisions of Section 10.A., Grantor shall have the right to cause one or more mortgages or deeds of trust against the property owned by Grantor, provided, however, that the mortgagee or beneficiary/grantee thereunder shall be subject to all of the covenants, conditions and restrictions of this Agreement, and if any portion of such property subject to such mortgages or deeds of trust are sold under a foreclosure, or conveyed to such mortgagee or beneficiary/grantee in lieu of foreclosure, any such purchaser or grantee and its successors and assigns shall hold any and all such property purchased or acquired subject to all of the covenants, conditions and restrictions of this Agreement.

11.	Recordation. The parties shall file this Agreement of record in the property records of Payne County, Oklahoma, providing notice of this Agreement.

12.
Notices.  Any notice and other communication hereunder shall be in writing and shall be deemed to have been duly given upon receipt if (i) hand delivered personally, (ii) mailed by certified mail, postage prepaid, return receipt requested, (iii) sent by Federal Express or other express carrier, fee prepaid, (iv) sent via facsimile with receipt confirmed, or (v) sent via electronic email with receipt confirmed, provided that such notice or communication is addressed to the parties at their respective addresses below:

To Grantee:	White Cliffs Pipeline, L.L.C.

Two Warren Place

6120 South Yale Avenue, Suite 700

Tulsa, Oklahoma 74136

Phone: (918) 524-8100

Fax: (918) 524-8290

Attention: Chief Financial Officer

To Grantor:	SemGroup Energy Partners, L.L.C.

Two Warren Place

6120 South Yale Avenue, Suite 500

Tulsa, Oklahoma 74136

Phone: (918) 524-5500

Fax: (918) 524-5805

Attention: Chief Financial Officer

Any party may change the person and address to which notices or other communications to it hereunder are to be sent by giving written notice of any such change to the other party in the manner provided in this Section.

13.	Non-Waiver. No delay or failure by either party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right.

14.	Headings. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

15.
Governing Law; Jurisdiction.  The terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma.  During the pendency of the Bankruptcy Cases (as defined below), and without limiting any party’s right to appeal any order of the Bankruptcy Court (as defined below), (i) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms hereof and to decide any claims or disputes which may arise or result from, or be connected hereby, and (ii) any and all actions related to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the parties hereby consent to and submit to the jurisdiction and venue of the Bankruptcy Court and shall receive notices at such locations as provided hereinabove.  “Bankruptcy Cases” means the chapter 11 cases commenced by SemGroup, L.P. and certain of its direct and indirect subsidiaries on July 22, 2008, jointly administered under Case No. 08-11525 (BLS).  “Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware or any other court having jurisdiction over the Bankruptcy Cases from time to time. Thereafter, the parties agree that action with respect to this Agreement will be brought in an Oklahoma state court or Federal Court of the United States sitting in the county in which the Real Property is located and the parties hereby submit to the exclusive jurisdiction of said court.  The parties hereby unconditionally and irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue or any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in any court specified above, or any defense of inconvenient forum of the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

16.
Waiver of Jury Trial.  THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY).  EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS IN THIS AGREEMENT.

17.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

18.
Entire Agreement.  This Agreement, together with the Exhibits hereto, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any previous agreements or correspondence between the parties with respect to the same.  All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  This Agreement may not be amended, modified, supplemented or altered except through a written agreement signed by the parties.  The parties hereto may, by written amendment to this Agreement, executed by all parties hereto, and in recordable form, replace the Exhibits annexed hereto from time to time as needed to truly and correctly reflect the property affected hereby and the correct placement, nature and extent of the Grantee’s pipeline improvements.  The parties may file of record the written amendment to this Agreement in the property records of Payne County, Oklahoma, to truly and correctly reflect the property affected hereby from time to time.

Dated effective as of the 31st day of March, 2009.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

Grantor:

SEMGROUP ENERGY PARTNERS, L.L.C.,
a Delaware limited liability company

By:  _/s/ Alex G. Stallings________________
Name:           Alex G. Stallings
Title:             Chief Financial Officer and Secretary

ACKNOWLEDGMENT

STATE OF TEXAS                              )
)           ss.
COUNTY OF DALLAS                       )

This instrument was acknowledged before me on the 3rd day of April, 2009, by Alex G. Stallings, as Chief Financial Officer and Secretary of SemGroup Energy Partners, L.L.C., a Delaware limited liability company.

/s/ Authorized Signatory______________
Notary Public
My commission expires:
____________________
[SEALl ]

Grantor:

SEMGROUP CRUDE STORAGE, L.L.C.,
a Delaware limited liability company

By:  _/s/ Alex G. Stallings________________
Name:           Alex G. Stallings
Title:             Chief Financial Officer and Secretary

ACKNOWLEDGMENT

STATE OF TEXAS                              )
) ss.
COUNTY OF DALLAS                       )

This instrument was acknowledged before me on this 3rd day of April, 2009, by Alex G. Stallings as Chief Financial Officer and Secretary of SemGroup Crude Storage, L.L.C., a Delaware limited liability company.

/s/ Authorized Signatory______________
Notary Public
My commission expires:
__________________
(SEAL)

Grantee:

WHITE CLIFFS PIPELINE, L.L.C.,
a Delaware limited liability company

By:  Its Manager:

SEMCRUDE PIPELINE, L.L.C.
by SemCrude, L.P., its sole member,
by SemOperating G.P., L.L.C., its general partner

By:  _/s/ Terrence Ronan_________________
Name:           Terrence Ronan
Title:             President and Chief Executive Officer

ACKNOWLEDGMENT

STATE OF TEXAS                              )
) ss.
COUNTY OF DALLAS                       )

This instrument was acknowledged before me on this 3rd day of April, 2009, by Terrence Ronan, President and Chief Executive Officer of SemOperating G.P., L.L.C., the general partner of SemCrude, L.P., the sole member of SemCrude Pipeline, L.L.C., the Manager of White Cliffs Pipeline, L.L.C., a Delaware limited liability company.

/s/ Authorized Signatory______________
Notary Public
My commission expires:
__________________
(SEAL)

EXHIBIT "A"
(Page 1 of 4)

PART SE/4 SECTION 22
T 18 N – R 5 E, I.M.
PAYNE COUNTY, OKLAHOMA

NW/c of the SE/4
Found 1" Pipe
N89°08'50"E
20.0'
P.O.B.
P.O.C.
NE/c of the SE/4
Found #4 Bar
w/ PLS 1505 Cap
S89°08'50"W
2321.0'
S00°48'42"E
55.7'
N00°48'42"W
55.2'
North Line of the SE/4
N02°05'51"E
712.9'
S02°05'51"W
712.8'
OWNER:
SemGroup
Crude
Storage, LLC
N01°08'30"W
585.4'
S01°08'30"E
584.3'
Existing White Cliffs
12" Pipeline
N04°03'06"W
337.1'
S04°03'06"E
334.0'
N18°39'12"W
39.3'
S18°39'12"E
43.2'
Northernmost South
Property Line
S89°10'30"W
21.0'
SemGroup Energy Partners, LLC
portion of easement.
See details on Exhibit "A"
Page 3 of 4
SemGroup Crude Storage, LLC
additional portion of easement
See details on Exhibit "A"
Page 2 of 4
Surface Facility
See details on
Exhibit "A"
Page 4 of 4
PIPELINE EASEMENT
Existing Pipeline
NOT TO SCALE
DEEP ROCK ROAD
N
0
300'
600'
1" = 300'
FAIRLAWN ROAD
OK SH 18
Subject Tract
LINWOOD AVE
DEEP ROCK ROAD
LOCATION MAP
22

PIPELINE EASEMENT DESCRIPTION

A 20 foot wide pipeline easement located in the Southeast Quarter of Section 22, Township 18 North, Range 5 East, Indian Meridian, Payne County, Oklahoma being more particularly described as follows:

A 20 foot wide strip of land being 10 feet each side of an existing pipeline as laid. The perimeter of said 20 foot wide strip of land is further described as follows:

COMMENCING at the Northeast Corner of said Southeast Quarter;
THENCE S 89°08'50" W, along the north line of said Southeast Quarter, a distance of 2321.0 feet to the POINT OF BEGINNING;
THENCE S 00°48'42" E a distance of 55.7 feet;
THENCE S 02°05'51" W a distance of 712.8 feet;
THENCE S 01°08'30" E a distance of 584.3 feet;
THENCE S 04°03'06" E a distance of 334.0 feet;
THENCE S 18°39'12" E a distance of 43.2 feet to a point on the northernmost south property line;
THENCE S 89°10'30" W, along the northernmost south property line, a distance of 21.0 feet;
THENCE N 18°39'12" W a distance of 39.3 feet;
THENCE N 04°03'06" W a distance of 337.1 feet;
THENCE N 01°08'30" W a distance of 585.4 feet;
THENCE N 02°05'51" E a distance of 712.9 feet;
THENCE N 00°48'42" W a distance of 55.2 feet to a point on the north line of said Southeast Quarter;
THENCE N 89°08'50" E, along the north line of said Southeast Quarter, a distance of 20.0 feet to the POINT OF BEGINNING.

Basis of Bearing: Grid North—Oklahoma State Plane Coordinate System—North Zone
Date of Last Site Visit: January 8, 2009
Legal Description prepared by Steven K. Lemke, Oklahoma PLS No. 1349 on February 13, 2009.

Legend
Section Line
Quarter Section Line
Property Line

STEVEN K. LEMKE
LICENSED PROFESSIONAL LAND SURVEYOR
1349
STATE OF OKLAHOMA

3-30-09

Steven K. Lemke
Date

White Cliffs Pipeline
11501 SOUTH I-44 SERVICE ROAD
OKLAHOMA CITY, OK 73173

LEMKE LAND SURVEYING, Inc.

Date:	2/13/2009
Drawn by:	BRW
Approved by:	SKL
Scale:	1"=300'

PIPELINE EASEMENT – (Page 1 of 4)
White Cliffs Pipeline
Part SE/4 Sec 22, T18N, R5E, I.M.
Payne County, Oklahoma

EXHIBIT "A"
(Page 2 of 4)

PART SE/4 SECTION 22
T 18 N – R 5 E, I.M.
PAYNE COUNTY, OKLAHOMA

OWNER:
SemGroup
Crude Storage, LLC
Existing White Cliffs 12" Pipeline
SemGroup Energy Partners, LLC portion of easement See details on Exhibit 'A' Page 3 of 4
10.0' from the existing pipeline to east edge of easement
P.O.B.
West Property Line
Surface Facility See details on Exhibit 'A' Page 4 of 4
P.O.C. SW/c of the SE/4 Found Aluminum Cap
South Line of the SE/4
Southwest Property Corner SemGroup Crude Storage, LLC
SE/c of the SE/4 Found #4 Bar
DEEP ROCK ROAD
FAIRLAWN ROAD
DEEP ROCK ROAD
LOCATION MAP
PIPELINE EASEMENT
NOT TO SCALE
1" = 100'

PIPELINE EASEMENT DESCRIPTION

A pipeline easement located in the Southeast Quarter of Section 22, Township 18 North, Range 5 East, Indian Meridian, Payne County, Oklahoma being more particularly described as follows:

A strip of land contributing to a 20 feet wide easement being 10 feet each side of an existing pipeline as laid. The perimeter of said contributing strip of land is further described as follows:

COMMENCING at the Southwest Corner of said Southeast Quarter;
THENCE N 89°10'35" E, along the south line of said Southeast Quarter, a distance of 371.1 feet to the southwest property corner of SemGroup Crude Storage, LLC;
THENCE N 00°32'04" W, along the west property line of SemGroup Crude Storage, LLC, a distance of 369.5 feet to the POINT OF BEGINNING;
THENCE continuing N 00°32'04" W, along said west property line, a distance of 442.1 feet;
THENCE S 18°39'12" E a distance of 13.5 feet; THENCE S 00°34'24" E a distance of 316.2 feet;
THENCE S 04°18'42" E a distance of 88.9 feet; THENCE S 26°48'19" E a distance of 115.5 feet;
THENCE S 09°37'27" E a distance of 26.5 feet to a point on the north line of the surface facility;
THENCE S 86°10'25" W, along the north line of said surface facility a distance of 20.1 feet;
THENCE N 09°37'27" W a distance of 21.5 feet;
THENCE N 26°48'19" W a distance of 95.1 feet to the POINT OF BEGINNING.

Basis of Bearing: Grid North–Oklahoma State Plane Coordinate System–North Zone
Date of Last Site Visit: January 6, 2009
Legal Description prepared by Steven K. Lemke, Oklahoma PLS No. 1349 on February 13, 2009.

Legend
Section Line
Quarter Section Line
Property Line

LICENSED PROFESSIONAL LAND SURVEYOR
STEVEN K. LEMKE
L.S. 1349
OKLAHOMA

3-30-09

Steven K. Lemke — Date

White Cliffs Pipeline

LEMKE LAND SURVEYING, Inc.

Date	2/13/2009
Drawn by	RW
Approved by	SKL
Scale	1"=100'

PIPELINE EASEMENT – (Page 2 of 4)
White Cliffs Pipeline
Part SE/4 Sec 22, T18N, R5E, I.M.
Payne County, Oklahoma

EXHIBIT 'A'
(Page 3 of 4)

PART SE/4 SECTION 22
T 18 N – R 5 E, I.M.
PAYNE COUNTY, OKLAHOMA

SemGroup Crude Storage, LLC See details on Exhibit 'A' Page 1 of 4
N89°10'30"E 21.0'
North Property Line
S18°39'12"E 130.6'
Existing White Cliffs 12" Pipeline
N18°39'12"W 147.4'
OWNER: SemGroup Energy Partners, LLC
N
10.0'
N00°34'24"W 313.7'
East Property Line
S00°32'04"E 442.1'
0
100'
200'
1" = 100'
10.0' from the existing pipeline to east edge of the SemGroup Crude Storage, LLC portion of the easement. See detail on Exhibit 'A' on Page 2 of 4
N04°16'42"W 93.5'
Existing White Cliffs 12" Pipeline
N26°48'19"W 21.3'
P.O.B.
369.0'
N00°32'04"W
P.O.C. SW/c of the SE/4 Found Aluminum Cap
South Line of the SE/4
Southeast Property Corner SemGroup Energy Partners, LLC
SE/c of the SE/4 Found #4 Bar
371.1'
N89°10'30"E
DEEP ROCK ROAD
R 5 E
FAIRLAWN ROAD
22
Subject Tract
DEEP ROCK ROAD
LOCATION MAP
PIPELINE EASEMENT
NOT TO SCALE

PIPELINE EASEMENT DESCRIPTION

A pipeline easement located in the Southeast Quarter of Section 22, Township 18 North, Range 5 East, Indian Meridian, Payne County, Oklahoma being more particularly described as follows:

A strip of land contributing to a 20 foot wide easement being 10 feet each side of an existing pipeline as laid. The perimeter of said contributing strip of land is further described as follows:

COMMENCING at the Southwest Corner of said Southeast Quarter;
THENCE N 89°10'30" E, along the south line of said Southeast Quarter, a distance of 371.1 feet to the southeast property corner of SemGroup Energy Partners, LLC;
THENCE N 00°32'04" W, along the east property line of SemGroup Energy Partners, LLC, a distance of 369.0 feet to the POINT OF BEGINNING;
THENCE N 26°48'19" W a distance of 21.3 feet; THENCE N 04°16'42" W a distance of 93.5 feet; THENCE N 00°34'24" W a distance of 313.7 feet;
THENCE N 18°39'12" W a distance of 147.4 feet to a point on the north property line of SemGroup Energy Partners, LLC;
THENCE N 89°10'30" E, along said north property line, a distance of 21.0 feet;
THENCE S 18°39'12" E a distance of 130.6 feet to a point on said east property line;
THENCE S 00°32'04" E, along said east property line, a distance of 442.1 feet to the POINT OF BEGINNING.

Basis of Bearing: Grid North—Oklahoma State Plane Coordinate System—North Zone
Date of Last Site Visit: January 8, 2009
Legal Description prepared by Steven K. Lemke, Oklahoma PLS No. 1349 on February 13, 2009.

Legend

- Section Line
- Quarter Section Line
- Property Line

LICENSED PROFESSIONAL LAND SURVEYOR STEVEN K. LEMKE L.S. 1349 OKLAHOMA

3-30-09

Steven K. Lemke — Date

White Cliffs Pipeline

LEMKE LAND SURVEYING, Inc.

Date	2/13/2009
Drawn by:	BW
Approved by:	SKL
Scale	1"=100'

PIPELINE EASEMENT – (Page 3 of 4)
White Cliffs Pipeline
Part SE/4 Sec 22, T18N, R5E, I.M.
Payne County, Oklahoma

EXHIBIT 'A'

(Page 4 of 4)

PART SE/4 SECTION 22
T 18 N – R 5 E, I.M.
PAYNE COUNTY, OKLAHOMA

Existing White Cliffs 12" Pipeline Easement Details on Exhibit 'A' Pages 1 thru 3
N86°10'25"E 65.00'
N03°49'35"W 65.00'
S03°49'35"E 65.00'
SURFACE FACILITY
P.O.B.
S86°10'25"W 19.75'
N03°14'50"W 20.56'
S86°10'25"W 41.25'
S03°14'50"E 20.60'
S86°48'50"W 4.00'
OWNER: SemGroup Crude Storage, LLC
N00°49'30"W 197.08'
P.O.C. SW/c of the SE/4 Found Aluminum Cap
South Line of the SE/4
SE/c of the SE/4 Found #4 Bar
N89°10'35"E 423.33'
DEEP ROCK ROAD
N

SURFACE FACILITY DESCRIPTION

A surface facility located in the Southeast Quarter of Section 22, Township 18 North, Range 5 East, Indian Meridian, Payne County, Oklahoma being more particularly described as follows:

COMMENCING at the Southwest Corner of said Southeast Quarter;
THENCE N 89°10'35" E, along the south line of said Southeast Quarter, a distance of 423.33 feet;
THENCE N 00°49'30" W, perpendicular to the south line of said Southeast Quarter, a distance of 197.08 feet to the POINT OF BEGINNING;

THENCE N 03°49'35" W a distance of 65.00 feet;
THENCE N 86°10'25" E a distance of 65.00 feet;
THENCE S 03°49'35" E a distance of 65.00 feet;
THENCE S 86°10'25" W a distance of 41.25 feet;
THENCE S 03°14'00" E a distance of 20.60 feet;
THENCE S 86°46'00" W a distance of 4.00 feet;
THENCE N 03°14'00" W a distance of 20.56 feet;
THENCE S 86°10'25" W a distance of 19.75 feet to the POINT OF BEGINNING.

Basis of Bearing: Grid North–Oklahoma State Plane Coordinate System–North Zone
Date of Last Site Visit: January 8, 2009
Legal Description prepared by Steven K. Lemke, Oklahoma PLS No. 1349 on February 13, 2009.

R 5 E
FAIRLAWN ROAD
22
Surface Facility
T 18 N
DEEP ROCK ROAD

LOCATION MAP

Legend

Section Line
Quarter Section Line
Property Line

0 50' 100'

1" = 50'

STEVEN K. LEMKE

3-30-09

Steven K. Lemke Date

White Cliffs Pipeline

LEMKE LAND SURVEYING, Inc.

S L
L S

Date:	2/13/2009
Drawn by:	BB
Approved by:	SKL
Scale:	1"=50'

SURFACE FACILITY – (Page 4 of 4)
White Cliffs Pipeline
Part SE/4 Sec 22, T18N, R5E, I.M.
Payne County, Oklahoma

                        EXHIBIT C

Tract 2

A surface facility located in the Southeast Quarter of Section 22, Township 18 North, Range 5 East, Indian Meridian, Payne County, Oklahoma, more particularly described as follows:

Commencing at the Southwest Corner of said Southeast Quarter;

THENCE North 89°10'30" East along the south line of said Southeast Quarter a distance of 423.32 feet;

THENCE North 00°49'30" West perpendicular to the south line of said Southeast Quarter a distance of 197.08 feet to the point of beginning;

THENCE North 03°49'35" West a distance of 65.00 feet

THENCE North 86°10'25" East a distance of 65.00 feet;

THENCE South 03°49'35" East a distance of 65.00 feet;

THENCE South 86°10'25" West a distance of 41.25 feet;

THENCE South 03°14'00" East a distance of 20.60 feet;

THENCE South 86°46'00" West a distance of 4.00 feet;

THENCE North 03°14'00" West a distance of 20.56 feet;

THENCE South 86°10'25" West a distance of 19.75 feet to the point of beginning.

Tract 3

A 20 foot wide pipeline easement located in the Southeast Quarter of Section 22, Township 18 North, Range 5 East, Indian Meridian, Payne County, Oklahoma, more particularly described as follows:

A 20 foot wide strip of land being 10 feet each side of an existing pipeline as laid. The perimeter of said 20 foot wide strip of land is further described as follows:

Commencing at the Northeast Corner of said Southeast Quarter;

THENCE South 89°08'00" West along the north line of said Southeast Quarter a distance of 2321.0 feet to the point of beginning.

THENCE South 00°48'42" East a distance of 55.7 feet;

THENCE South 02°05'51" West a distance of 712.8 feet;

THENCE South 01°08'30" East a distance of 584.3 feet;

THENCE South 04°03'06" East a distance of 334.0 feet;

THENCE South 18°39'12" East a distance of 43.2 feet to a point on the property line;

THENCE South 89°10'30" West along the property line a distance of 21.0 feet;

THENCE North 18°39'12" West a distance of 39.3 feet;

THENCE North 04°03'06" West a distance of 337.1 feet;

THENCE North 01°08'30" West a distance of 585.4 feet;

THENCE North 02°05'51" East a distance of 712.9 feet;

THENCE North 00°48'42" West a distance of 55.2 feet to a point on the north line of said Southeast Quarter;

THENCE North 89°08'00" East along the north line of said Southeast Quarter a distance of 20.0 feet to the point of beginning.

Tract 4

A pipeline easement located in the Southeast Quarter of Section 22, Township 18 North, Range 5 East, Indian Meridian, Payne County, Oklahoma, more particularly described as follows:

Commencing at the Southwest Corner of said Southeast Quarter;

THENCE North 89°10'30" East along the south line of said Southeast Quarter a distance of 371.1 feet to the southwest property corner;

THENCE North 00°332'04" West along the west property line a distance of 369.0 feet to the point of beginning;

THENCE continuing North 00°32'04" West along the west property line a distance of 442.1 feet;

THENCE South 18°39'12" East a distance of 13.5 feet;

THENCE South 00°34'24" East a distance of 316.2 feet;

THENCE South 04°18'42" East a distance of 88.9 feet;

THENCE South 26°48'19" East a distance of 115.5 feet;

THENCE South 09°37'27" East a distance of 26.5 feet to a point on the north line of the surface facility;

THENCE South 86°10'25" West along the north line of the surface facility a distance of 20.1 feet;

THENCE North 09°37'27" West a distance of 21.5 feet;

THENCE North 26°48'19" West a distance of 95.1 feet to the point of beginning.